EXHIBIT 10.2

SWEB plc
800 Park Avenue
Aztec West
Almondsbury, Bristol
BS12 4SE


                                                   Our ref.  AW/EH/3082


     31 March 1998

     MODIFICATIONS OF LICENCE CONDITION

     Whereas -

     (1) South Western Electricity plc ("the Licensee") has been granted a licence ("the licence") under section 6(1)(c) of the Electricity Act 1989 ("the Act") to supply electricity to any premises in the authorised area designated in Schedule I of the licence subject to the Conditions contained in the licence;

     (2) In accordance with Section 11(2) of the Act the Director General of Electricity Supply ("the Director") gave notice of his intention to make modifications to Condition 3, 3A, 3B, 3D, 3E, 3G and Schedule 3 (being part of the charge restriction conditions as defined in the licence) of the licence by advertising the modifications in the London Gazette' and the Financial Times requiring any objections or representations to the modifications to be made to him on or before 20 February 1998;

     (3) The Director has considered the representations or objections which were duly made and not withdrawn;

     (4) In accordance with Section 11(4) of the Act the Director gave notice of his intention to make the modifications to the Secretary of State and has not received a direction not to make the modification;

     (5) The Licensee has given its consent to the modifications set out in the attached schedule. Now in accordance with the powers contained in
          Section 11(1) of the Act and with the consent of the Licensee, the Director hereby modifies the licence in the manner specified in the attached schedule, with effect from and including 1 April 1998.



     Andrew Walker
     Authorised on behalf of
     The Director General of Electricity Supply

                                    SCHEDULE

     The  following modifications shall apply on and after 1 April 1998.

     1. In paragraph I of Condition 3, the following definitions shall be deleted:

         "regulated quantity supplied"
         "regulated supply revenue" and
         "regulated unit supplied".

     2. Condition 3A shall be deleted and shall be replaced by new Condition 3A the terms of which are set out in Annex 1.

     3. Conditions 3B, 3D and 3E shall be replaced by new Conditions 3B,3D and 3E the terms of which are set out in Annex 2.

     4. In Condition 3G, the date in paragraph 3(c) shall be replaced with "31 March 2000".

     5. Parts A,B and C of Schedule 3 shall be deleted and shall be replaced by new Parts A,B and C the terms of which are set out in Annex 3.

     6. In Parts D and E of Schedule 3, the references in paragraphs D1 and E10 to paragraph 8 of Condition 3E shall be changed to references to paragraph 7 of Condition 3E; and the references in paragraphs D5 and E11 to paragraph 11 of Condition 3E shall be changed to references to paragraph 10 of Condition 3E.

     8.   Part F of Schedule 3 shall be deleted.

     Mr R Westlake
     Regulation Manager
     SWEB plc
     800 Park Avenue
     Aztec West
     Almondsbury, Bristol
     BS12 4SE

    16 March 1998

    MODIFICATIONS OF THE PES LICENCE


     As you will know, a Section 11 notice was published on the 23 January and subsequently served on your company, relating to the proposed modification of price control arrangements (including PES licence condition 3A and 3B).

     The Director General has considered the representations made to him following the publication of the Section 11 notice and now wishes to proceed with the attached modification.

     You have until the 26 March to provide written confirmation that South Western Electricity plc consents to the modification. If you fail to do so the Director General would need to consider referring the matter to the MMC pursuant to Section 12 of the Electricity Act.

     Yours sincerely





     Andrew Walker
     Director - Price Control

                                                     (18 March 1998)


     [Modifications to each public electricity supply licence for England and Wales]


                                    SCHEDULE


     The following modifications shall apply on and after 1 April 1998.

     1. In paragraph 1 of Condition 3, the following definitions shall be deleted:

         "regulated quantity supplied"
         "regulated supply revenue" and
         "regulated unit supplied".

     2. Condition 3A shall be deleted and shall be replaced by new Condition 3A the terms of which are set out in Annex 1.

     3. Conditions 3B, 3D and 3E shall be replaced by new Conditions 3B,3D and 3E the terms of which are set out in Annex 2.

     4. In Condition 3G, the date in paragraph 3(c) shall be replaced with "31 March 2000".

     5. Parts A,B and C of Schedule 3 shall be deleted and shall be replaced by new Parts A,B and C the terms of which are set out in Annex 3.

     6. In Parts D and E of Schedule 3, the references in paragraphs D1 and E10 to paragraph 8 of Condition 3E shall be changed to references to paragraph 7 of Condition 3E, and the references in paragraphs D5 and E11 to paragraph 11 of Condition 3E shall be changed to references to paragraph 10 of Condition 3E.

     8.   Part F of Schedule 3 shall be deleted.

             Notice under section 11(2) of the Electricity Act 1989


     The Director General of Electricity Supply (hereinafter referred to as "the Director") pursuant to section 11 of the Electricity Act 1989 (hereinafter referred to as "the Act") hereby gives notice as follows:

     (i)  In  relation to each of the  licences which have been  granted  under section 6(1)(c) of the Act in respect of an authorised area in England and Wales (hereinafter a "PES licence"), he proposes to make modifications to Conditions 3, 3A, 3B, 3D, 3E, 3G and Schedule 3 (being part of the charge restriction conditions as defined in a PES licence);

     (ii) The reasons why he proposes to make the modifications and their effect were published by the Director in a statement on 16 October 1997;

     (iii)In summary the effect of the modifications will be to amend the charge restriction conditions so that:

          - from 1 April 1998, the control of charges for the supply of electricity will apply only to domestic customers and to other customers consuming no more than 12000 kWh per year;

          - except with the consent of the Director such customers shall continue to be offered the tariffs at present available to them,

          - for the year commencing 1 April 1998, in respect of such customers

               -    the average price must fall, in comparison with the average
                    price   obtaining  on  1  August  1997,   by the  following
                    percentage in real terms: being 8.9 for Eastern Electricity plc, 6.3 for East Midlands Electricity plc, 11.8 for London Electricity plc, 5.8 for Manweb plc, 7.1 for Midlands
                    Electricity  plc,  4.2 for Northern Electric  plc, 3.4 for
                    Norweb  plc,  6.0  for   Seeboard plc,  3.2  for  Southern
                    electricity plc, 8.5 for South Wales Electricity plc, 6.6 for South Western Electricity plc and 3.7 for Yorkshire Electricity Group plc;

               - the prices charged to those on standard domestic tariff who consume 3300 kWh in that year must fall by the same percentage in real terms;

               - the prices charged to other domestic customers must fall by 3 per cent in real terms;

               - the prices charged to non-domestic customers must not increase in real terms;

               -    no standing charge may be increased in real terms;

               -    the prices to customers on a domestic prepayment tariff must
                    be  reduced  by  the  same   proportion as  prices  on  the
                    Comparable domestic credit tariff;

          - for the subsequent year, prices must be reduced by 3 per cent in real terms;

          - adjustments may be made to prices to take account of changes in the rate of fossil fuel levy, over-recovery in previous years, delay in introducing competition or unexpected movement in costs;

          - from 1 April 1998, the allowed maximum average charge per unit of electricity distributed by each licence holder

               - shall be increased to account for the costs of establishing and operating certain services which each licence holder is required by its PES licence to undertake in order to facilitate competition in electricity supply;

               - may be adjusted downwards in circumstances: in which the introduction of competition in electricity, supply to any part of Great Britain is delayed beyond April 1998; and in which the phased introduction of competition into the authorised area of each licence holder is delayed at any stage beyond July 1998.

     A copy of the statement of 16 October 1997 and of the present draft of the modifications can be obtained (free of charge) from the Office of Electricity Regulation.

     Any representations or objections to the proposed modifications may be made on or before 20 February 1998 to the Director at the Office of Electricity Regulation, Hagley House, 83-85 Hagley Road, Edgbaston, Birmingham, B16 8QG.



     A J WALKER

     Authorised on behalf of the Director

     23 January 1998

The Company Secretary
South Western Electricity plc
800 Park Avenue
Aztec West
Almondsbury
Bristol
BS32 4SE



30 December 1997


MODIFICATIONS OF PUBLIC ELECTRICITY SUPPLY LICENCE


Whereas  -

     1. South Western Electricity plc ('the Licensee') has been granted a licence ('the Licence') under section 6(1)(c) of the Electricity Act 1989 ('the Act') to supply electricity to premises within the authorised area designated in Schedule 1 to the Licence subject to the conditions contained in the Licence.

     2. In accordance with section 11(2) of the Act the Director General of Electricity Supply ('the Director') gave notice that he proposed to make modifications to the Conditions of the Licence - to the effect and for the purposes specified in that notice - by advertising the modifications in the London Gazette and the Financial Times on 30 September 1997 and requiring any representations or objections to the modifications to be made to him on or before 28 October 1997.

     3. The Director has considered the representations or objections which were duly made to him and not withdrawn.

     4. In accordance with section 11(4) of the Act the Director gave notice to the Secretary of State of his intention to make the modifications and has not received a direction not to make the modifications.

     5. The Licensee has given its consent to the modifications as set out in the attached Schedule.

Now, in accordance with the powers contained in section 11(1) of the Act and with the consent of the Licensee the Director hereby modifies the Licence in the manner specified in the attached Schedule with effect on and after 31 December 1997.





                                                              30 December 1997

A J BOORMAN
Authorised on behalf of the
Director General of Electricity Supply

Ms N Richardson
Assistant Regulatory Manager
South Western Electricity Plc
800 Park Avenue
Aztec West, Almondsbury
Bristol, BS12 4SE


7 March 1997

                                               Our Ref:  97/03/024/Lic/Jem


     Dear Ms Richardson

     EXTENSION OF A SECOND TIER SUPPLY LICENCE TO SUPPLY
     ELECTRICITY


     The  Director General of Electricity Supply directs

     (a) pursuant to paragraph 2 of Condition 13 of the second tier supply licence granted under Section 6 of the Electricity Act to South
          Western Electricity Plc on 25 March 1991, that paragraph 1 of Condition 13 shall cease to have effect on 31 March 1998 or such later date as the Director may from time to time direct; and

     (b) pursuant to paragraph 3 of Condition 14 of that licence, that paragraph 1 of Condition 14 shall cease to have effect on 31 March 1998 or such later date as the Director may from time to time direct.



     E J SAUNDERS
     Authorised on behalf of the
     DIRECTOR GENERAL OF ELECTRICITY SUPPLY